--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


DEAR SHAREHOLDERS:

  We are pleased to have the opportunity to review the performance and activity of the Goldman Sachs Fixed Income Portfolios for the 12-month period ended October 31, 1995. To help put the portfolios' performance in perspective, we are also providing a brief overview of the U.S. economy and bond market during the period.

BONDS RALLIED STRONGLY AS RATES FELL

  The U.S. bond market began the period under review (November 1, 1994, through October 31, 1995) still feeling the impact of rising rates. By year-end 1994, however, the bond market showed signs of strength and gained further momentum in 1995, primarily due to the slowing economy and subdued inflation. For the 12 months ended October 31, bonds enjoyed one of their best years ever, with the 30-year Treasury recording a total return of approximately 29%, competitive with the soaring stock market.

THE ECONOMY STARTED STRONG, SLOWED IN SPRING, THEN RECOVERED

  The 12-month period began with the economy exhibiting robust growth and a wide range of indicators pointing to continued acceleration. The 1994 fourth-quarter real Gross Domestic Product (GDP) grew 5.1%, with employment, real disposable income, consumer spending and sales of new and existing homes all displaying impressive strength.

  While 1995 began with real GDP increasing by 2.7% during the first quarter, the pace of growth had clearly moderated. That trend became more pronounced as a host of weak or declining indicators during the spring revealed that the economy abruptly slowed during the second quarter of 1995. Significantly, the growth of second-quarter real GDP was an anemic 1.3%.

  By August, the economy appeared to revive. Employment, housing, construction spending and several other indicators showed signs of improvement that persisted into the fall. The flow of positive economic data appeared to indicate that the prior slowdown was largely due to a short-term inventory correction.

  Third-quarter GDP growth was reported at an unexpectedly high 4.2%, which many interpreted as a result of one-time events. By the end of October, however, key economic reports were sending mixed signals regarding the health of the economy once again. Firmness in interest-rate-sensitive areas such as housing, motor vehicle sales and durable goods orders suggested steady growth, but retail sales and industrial output indicators were weak. Though the condition of the economy appeared uncertain, most observers agreed that inflation remained contained, with the Producer Price Index (PPI) and Consumer Price Index (CPI) up 2.6% and 2.8%, respectively, for the 12-month period ended October 31, 1995.

FED RAISED RATES TWICE DURING THE PERIOD, THEN CUT AS INFLATION FEARS EASED

  The U.S. Federal Reserve Board raised the federal funds rate (the rates banks charge one another for overnight borrowing) by 75 basis points in November 1994 and by 50 basis points in February 1995. Including those two hikes, the Fed raised rates a total of seven times in its tightening cycle (from February 1994 through February 1995) by a total of 300 basis points to 6.00%.

  The Fed remained neutral until early July 1995, when receding inflationary pressures and a weakening economy prompted it to cut the federal funds rate 25 basis points to 5.75%.

TABLE OF CONTENTS
Market Overview                         1    Financial Statements           22
Goldman Sachs Government Income Fund    3    Notes to Financial Statements  26
Goldman Sachs Global Income Fund        9    Financial Highlights           33
Goldman Sachs Municipal Income Fund    15

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS   (continued)

    During the period under review, the yield curve flattened dramatically. The yield on six-month Treasury bills declined only slightly, from 5.66% on October 31, 1994, to 5.55% on October 31, 1995. However, for the same time period the yield on the 30-year U.S. Treasury bond fell more dramatically, from 7.97% a year ago to 6.33%.

                        HISTORICAL TREASURY YIELD CURVE

                                    [CHART]

                 Years to Maturity     10/31/94      10/31/95
                 -----------------     --------      --------

                      3-Month            5.14%         5.49%

                      6-Month            5.66%         5.55%

                          1              6.14%         5.55%

                          2              6.82%         5.61%

                          3              7.05%         5.68%

                          5              7.48%         5.81%

                         10              7.81%         6.02%

                         30              7.97%         6.33%

Source:  Bloomberg, L.P.

The yield curve flattened considerably as the yields on longer-term Treasuries fell more than the yields on shorter-term Treasuries, which shifted the curve downward at the longer end. The yield difference between two-year Treasury notes and 30-year Treasury bonds narrowed significantly.

DOLLAR REBOUNDED AFTER FALLING TO POST-WORLD WAR II LOWS

  The U.S. dollar remained relatively strong from November 1994 through year-end 1994, due in large part to the Federal Reserve's tightening, then weakened signifi-cantly starting in January 1995. The U.S.-Japan trade imbalance, the Mexican peso devaluation and weakness in the U.S. economy (which led to reduced expectations of rising rates) contributed to the precipitous drop. By April, the dollar had declined to new postwar lows against the Deutsche mark and Japanese yen.

  The dollar rallied against the yen and the Deutsche mark during the summer and early fall. Among the factors contributing to the dollar's rebound were the resolution of the U.S.-Japan trade dispute, the Japanese Ministry of Finance's package of measures to encourage foreign investment, the intervention of U.S. and foreign central banks in support of the dollar and Japan's discount rate cut. The dollar rallied from its April levels by approx-imately 26% against the yen and by approximately 4% against the Deutsche mark through the end of October.

ECONOMIC OUTLOOK: SIGNALS MIXED AS ECONOMY MODERATES AND BUDGET DEBATE CONTINUES

  While the economy continues to show relative strength in some sectors such as housing, durable goods orders and employment, and the stock market remains strong, evidence of weakness has begun to emerge. Most notably, retail sales declined amid increasing levels of consumer debt, and industrial production was basically flat in October. With inflation under control, many expect the Fed to ease rates again in December if further weakening occurs. The favorable resolution of the federal budget debate, anticipated by year-end, is also a key factor in influencing further rate cuts. Near term, a healthy bond market is likely to persist. Longer term, economic growth is generally expected to pick up gradually by mid-1996.

  We thank you for making the Goldman Sachs Fixed Income Portfolios part of your investment program and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ David B. Ford
David B. Ford
Chief Executive Officer

/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments


Goldman Sachs Asset Management
November 30, 1995

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

  The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by U.S. government securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser.

PERFORMANCE REVIEW

  For the 12-month period ended October 31, the fund had a total return of 14.90% based on net asset value (NAV) (7.23% in monthly distributions and 7.67% in share price appreciation) as compared with a return of 15.12% for the fund's benchmark, the Lehman Brothers Government/Mortgage Index (the "Index"). The fund's NAV rose $1.00 during the past 12 months as interest rates declined.

  The fund underperformed the benchmark primarily due to its overweighting in mortgage-backed securities (MBS) (47.5% versus 34.5% for the benchmark). MBSs came under pressure as interest rates fell and homeowners opted to prepay their mortgages, which in turn depressed mortgage-backed security prices. We believe much of the prepayment risk has been factored into the market at this point and the fund is well positioned for a rebound in this sector.

  During the period, the fund performed well versus its peers. Based on total return, the fund ranked 16th out of 93 (in the top 20%) intermediate U.S. government income funds tracked by Lipper Analytical Services, Inc., for the 12 months ended October 31 and significantly outperform-ed the category average of 12.92%. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

  As noted, the fund's sector weightings differed significantly from that of the Index as of October 31, 1995. The greatest differences were the fund's overweighting in mortgage-backed securities and underweighting in U.S. Treasuries. In addition, the fund also held a position in asset-backed securities, which are not included as part of the benchmark.

                PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1995*


                                   [GRAPHIC]

          Fixed Rate Mortgage Pass-Throughs ...... 39.8%
          U.S. Treasuries ........................ 31.5%
          Asset-Backed Securities ................ 14.3%
          CMOs ...................................  7.7%
          Agency Debentures ......................  4.1%
          Repos/Cash Equivalents .................  2.6%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . Fixed Rate Mortgage Pass-Throughs. The fund was overweighted in this sector as compared with the Index (39.8% versus 34.5%) in order to benefit from the potentially higher return of mortgage-backed securities relative to similar-duration securities. However, as mortgage-backed securities came under pressure in the declining interest rate environment and prepayment risk increased, this sector's performance was somewhat disappointing.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND   (continued)

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. As was the case last year, the fund's sector weighting in U.S. Treasuries on October 31, 1995 was significantly less than the Index (31.5% as compared with 57.0%). We used U.S. Treasuries and repurchase agreements/cash equivalents (2.6%) to manage the portfolio's duration, weighting one relative to the other according to our need to shorten or lengthen the portfolio's duration to target the benchmark. Using this strategy, the fund matched the benchmark's duration of 4.6 years at the end of the period.

 . Asset-Backed Securities (ABSs). The portfolio's 14.3% position in triple-A-rated ABSs (including those backed by credit card debt and automobile and home equity loans) reflected their attractive yields compared with equal-duration Treasuries. The fund's ABS allocation, approximately the same as last year's, was not included in the benchmark.

 . Agency Debentures. During the year, we increased the fund's holdings in agency debentures, because they represented attractive relative value versus Treasuries. Despite increasing the allocation, the fund was still underweighted relative to the benchmark (4.1% compared with 8.5%).

 . Portfolio Composition by Issuer. The portfolio composition of the fund's mortgage-backed security holdings by issuer was: the Federal Home Loan Mortgage Corporation (26.6%), the Government National Mortgage Association (13.0%), the Federal National Mortgage Association (4.9%) and non-agency (3.0%).

 . Credit Quality. As of October 31, the fund was primarily invested in U.S. government and agency securities (80.1%), with the remainder in triple-A-rated securities (17.3%) and repurchase agreements/cash equivalents (2.6%).

 . Prudent Use of Derivatives. As of October 31, the fund held a 6.3% position in planned amortization class (PAC) CMOs that contributed incremental return relative to Treasuries and pass-through mortgages. We also added a position in inverse floaters (1.4%), whose yields move in the opposite direction from an index, for their potential to add incremental yield to the fund. These securities performed well as interest rates declined.

  The fund has occasionally used mortgage dollar rolls to take advantage of short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simul-taneously contracting to buy back similar mortgage securities with the same coupon on a specified future date - usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

FUND OUTLOOK

  We will continue to utilize Goldman Sachs' extensive economic, fixed income and mortgage research to help manage the fund and identify attractive opportunities as they occur. In the near term, we are cautiously optimistic about the mortgage pass-through sector. Though mortgage prepayments may potentially rise at year-end, widening yield spreads of mortgage pass-throughs relative to Treasuries may create attractive investment opportunities. When the pace of prepayments slows, we expect to use our proprietary analytical models to help us identify securities with the best potential for future gains.

  Additionally, we have a neutral outlook for the ABS sector over the next quarter. Near term, the sector may experience an increase in consumer debt delinquencies and year-end selling. Strong investor demand, however, is likely to support prices over the longer term.

--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND  (continued)

DISTRIBUTION POLICY

  The fund paid out monthly distributions of approximately $0.94 per share during the 12-month period ended October 31, 1995. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company taxable income, as is required by tax law.

  We value your continued confidence in the Goldman Sachs Government Income Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,


/s/ Jonathan A. Beinner
Jonathan A. Beinner


/s/ Theodore T. Sotir
Theodore T. Sotir

Portfolio Managers
Goldman Sachs Government Income Fund
November 30, 1995

Goldman Sachs Trust
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND
October 31, 1995

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the Goldman Sachs Government Income Fund ("Goldman Sachs Government Income") (assuming both the maximum sales charge of 4.5% and no sales charge), is compared with its benchmarks--the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $10,000 INVESTMENT/(a)/

                                [CHART]

            Goldman Sachs        Goldman Sachs      Lehman         Lehman
          Government Income    Government Income   Gov't/MBS     U.S. Gov't
          (no sales charge)    (w/sales charge)      Index         Index
          -----------------    -----------------   ---------     ----------

  3/1/93      10,000                 9,550           10,000        10,000

10/31/93      10,506                10,033           10,584        10,699

10/31/94      10,192                 9,734           10,267        10,220

10/31/95      11,710                11,183           11,819        11,792




                                  Average Annual Total Return
                               ---------------------------------
                               One Year     Since Inception/(b)/
                               --------     --------------------
GS Government Income,           14.90%              7.06%
   excluding sales charge

GS Government Income,            9.76%              5.27%
   including sales charge

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/(b)   Commenced operations February 10, 1993.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND
October 31, 1995

 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
----------             --------            --------           -----------
MORTGAGE BACKED OBLIGATIONS--47.3%
FEDERAL HOME LOAN MORTGAGE CORP.--27.0%
$  110,000               8.20%             01/16/98           $   113,057
 2,000,000               8.00           TBA-30 year/(a)/        2,050,624
   745,844               9.00              04/01/04               781,504
   951,570               9.00              02/01/25               994,985
 2,000,000               7.50              08/01/25             2,022,501
 2,000,000               7.00              09/01/25             1,983,751
-------------------------------------------------------------------------
                                                              $ 7,946,422
-------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--12.7%
$  654,909               9.00%        10/15/19 - 07/15/21     $   691,748
   928,887               9.50              05/15/25             1,005,521
 1,998,192               8.00              09/15/25             2,057,515
-------------------------------------------------------------------------
                                                              $ 3,754,784
-------------------------------------------------------------------------
INVERSE FLOATER COLLATERALIZED MORTGAGE OBLIGATIONS--1.4%
Federal National Mortgage Association Remic Trust Series 1993-62,
  Class S
$  404,038               8.83%             05/25/99           $   405,808
-------------------------------------------------------------------------
FIXED RATE COLLATERALIZED MORTGAGE OBLIGATIONS--6.2%
Federal National Mortgage Association Remic Trust Series 1993-58,
  Class G
$1,000,000               5.50%             12/25/20           $   952,200
GE Capital Mortgage Services, Inc. 1994-11,
  Class  A1
   882,484               6.50              03/25/24               883,111
-------------------------------------------------------------------------
                                                              $ 1,835,311
-------------------------------------------------------------------------
TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $13,894,498)                                          $13,942,325
-------------------------------------------------------------------------
ASSET-BACKED SECURITIES--14.0%
Chemical Bank Master Credit Card Trust, Series 1995-2,
  Class A
$  720,000               6.23%             06/15/03           $   722,153
First Chicago Master Trust II, Series 1992-E,
  Class A
   500,000               6.25              08/15/99               502,045
General Motors Acceptance Corp. Grantor Trust, Series 1994-A,
  Class A
   122,242               6.30              06/15/99               122,535
MBNA Master Credit Card Trust, Series
 1991-1, Class A
   490,000               7.75              10/15/98               497,355
Premier Auto Trust Series 1993-6,
  Class A2
   768,284               4.65              11/02/99               757,421
Premier Auto Trust Series 1994-1,
  Class A3
   640,000               4.75              02/02/00               632,665



 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
----------             --------            --------           -----------
ASSET-BACKED SECURITIES(CONTINUED)
Standard Credit Card Trust, Series 1990-3,
  Class A
  860,000                9.50              07/10/98               903,284
-------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $4,161,356)                                           $ 4,137,458
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--3.7%
Federal National Mortgage Association
$   70,000               8.79%             01/30/02           $    71,213
Student Loan Marketing Association
   980,000               7.76              04/17/00             1,008,479
-------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS (Cost $1,051,036)                               $ 1,079,692
-------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--31.4%
United States Treasury Bonds
$  320,000              11.13%             08/15/03           $   420,749
   560,000               8.75              08/15/20               718,635
United States Treasury Notes
   100,000               7.25              11/15/96               101,625
   880,000               7.38              11/15/97               908,743
 2,570,000               7.50              10/31/99             2,723,403
 1,490,000               6.25              02/15/03             1,516,313
United States Treasury Principal-Only Stripped Securities/(b)/
 3,100,000               6.17              11/15/04             1,790,715
 5,550,000               6.63              08/15/20             1,100,564
-------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $8,924,525)                                           $ 9,280,747
-------------------------------------------------------------------------
REPURCHASE AGREEMENT--9.8%
Joint Repurchase Agreement Account/(c)/
$2,900,000               5.93%             11/01/95           $ 2,900,000
-------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $2,900,000)                                           $ 2,900,000
-------------------------------------------------------------------------
Total Investments
  (Cost $30,931,415/(d)/)                                     $31,340,222
=========================================================================

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND  (continued)
October 31, 1995

FEDERAL INCOME TAX INFORMATION:
Gross unrealized gain for investments in which value
  exceeds cost                                                $   456,535

Gross unrealized loss for investments in which cost exceeds
  value                                                           (54,364)
-------------------------------------------------------------------------
Net unrealized gain                                           $   402,171
=========================================================================

/(a)/ TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(b)/ The interest rate disclosed for these securities represents effective yields to maturity.
/(c)/ Portions of these securities are being segregated for mortgage dollar rolls and/or open TBA purchases.
/(d)/ The aggregate cost for federal income tax purposes is $30,938,051.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND

INVESTMENT OBJECTIVE

  The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in govern-ment and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. Since June 1, 1995, the fund has had the additional flexibility to invest in sovereign (government) debt rated single-A or better or deemed to be of comp-arable quality. In addition, the maximum duration the fund can target has been increased to 7.5 years from five years. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and enhance returns. The fund added an Institutional share class on August 1, 1995.

GLOBAL BOND MARKETS RALLIED

  Foreign bond markets recorded impressive gains during the past 12 months, following the lead of the U.S. bond market. Bond markets in dollar bloc countries, including New Zealand and Canada, continued to perform well. In Europe, the "core" and "near core" bond markets (e.g., Germany, Holland, Belgium, France and Denmark) rallied, due to a supportive bond environment characterized by slowing economic activity, relatively low inflation and declining interest rates. In contrast, the European higher-yielding markets (Italy, Spain and Sweden) were affected by political uncertainties and inflation fears sparked by large budget deficits. The economic concerns of these and other European countries triggered a flight to quality as investors sought the perceived safety of the Deutsche mark and the Swiss franc. Currency weakness raised doubts about the readiness of some countries, particularly Italy, to participate in the European monetary union.

  The Japanese economy remained weak during the period under review and appeared in danger of falling into a deflationary spiral. The Japanese government responded with a monetary and fiscal stimulus package, which included a discount rate cut on September 8, 1995. The government's continuing efforts to introduce liquidity into the Japanese economy triggered a market rally and resulted in the yen's decline relative to the U.S. dollar.

PERFORMANCE REVIEW

  For the 12 months ended October 31, 1995, the fund's Class A shares had a total return of 15.08% based on net asset value (NAV) (7.23% from monthly distributions and 7.85% from share price appreciation) compared with a return of 15.37% for the fund's benchmark, the J. P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index").

  From their inception on August 1, 1995, through October 31, 1995, the fund's Institutional shares returned 4.42% (1.85% from monthly distributions and 2.57% from share price appreciation) compared with 3.51% for the Index. The Index covers 14 major bond markets and reflects their currency exposures.

                     NAV            NAV Change          30-Day SEC
Share Class       (10/31/95)   (10/31/94-10/31/95)   Yield (10/31/95)
-----------       ----------   -------------------   ----------------
Class A             $14.45            +$1.02               4.81%
Institutional       $14.45            +$0.36*              5.54%

*  From Institutional shares' inception on August 1, 1995 through October 31,
   1995.

  The fund performed well relative to its peers. According to Lipper Analytical Services, Inc., the fund's Class A shares ranked 31st out of 131 general world income funds, based on total return for the 12 months ended October 31, 1995. The fund's Class A shares far outperformed the Lipper general world income fund average of 11.52% for the period. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Institutional shares are not ranked by Lipper for this period because they were not available for the full year.)

  The fund's Class A shares slightly underperformed the Index, due to the portfolio's underweighting in the higher-yielding bond markets of Europe. Though the portfolio is typically fully hedged into dollars, we

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND  (continued)

employed several currency strategies during the period that contributed to the fund's positive performance. In August, when the dollar appreciated against the yen, the fund took a short position in the yen and a long position in the U.S. dollar, successfully positioning the portfolio. Earlier in the period, we correctly anticipated that the dollar would decline and unhedged part of the fund's yen and Deutsche mark exposure.

                PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

                 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1995*


                                    [GRAPH]


                       U.S. ...................... 27.5%
                       Cash Equivalents .......... 16.4%
                       U.K. ...................... 13.2%
                       Japan ..................... 12.2%
                       France ....................  8.1%
                       Canada ....................  7.7%
                       Germany ...................  6.4%
                       Spain .....................  5.0%
                       Belgium ...................  3.5%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . U.S. As was the case a year ago, the fund's single largest country position continued to be in U.S. Treasury notes, which represented 27.5% of the portfolio as of October 31, 1995. The fund is still significantly under-weighted versus the Index, which allocates 39.2% to the United States, because we believe that U.S. bond yields do not adequately compensate the fund for the inflationary risk given the pickup in commodity prices and the growth in the U.S. economy.

 . Other Dollar Bloc Countries. In general, during the period we favored dollar bloc countries, with a preference for Canada and New Zealand based on the yield advantage they offered over U.S. Treasuries. As of October 31, the fund had a 7.7% position in Canada, significantly overweighting the Index (2.7%) but lower than its 12% position six months ago. At the time of the Quebec referendum in late October, the fund sold its Canadian holdings, because we determined that the Canadian bond risk/return trade-off had become unattractive during the Quebec election period. Following the Quebec vote, we reestablished the fund's position in the belief that the Canadian bond environment appeared favorable. Due in part to our concern about Australia's large current account deficit, we sold the fund's position in that country in March. In contrast, although the fund is not currently invested in New Zealand, it has held New Zealand bonds at various times during the past 12 months and we view its bond market favorably.

 . Europe. Bond markets throughout Europe were affected by a number of uncertainties, ranging from perceived government instability to potential inflationary pressures. As a result of the unfavorable risk/return trade-off, we reduced last year's overweighting in Europe to 36.2% of the fund (as of October
31) compared with 41.4% for the benchmark.

[RIGHT ARROW] Germany. We view Germany, the leading "core" European market, as attractive, due to its relatively low inflation and weak monetary growth. The fund was underweighted in Germany relative to the Index (6.4% compared with 9.7%), however, because we favored the "near core" European markets of France and Belgium. We believe these countries offer better value than Germany and will behave as proxies in the event of a German bond rally.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND  (continued)

[RIGHT ARROW] U.K. In October, the fund had a 13.2% position in the U.K., overweighted versus the Index position of 5.9%. During the period, the U.K. was attractive due to its slowing economic growth and subdued inflation, which created a supportive environment for bonds.

[RIGHT ARROW] France. France's political instability caused us to cut the fund's position approximately in half during the past six months. The fund is still slightly overweighted in France with an 8.1% position, compared with 7.4% for the Index. Going forward, we are somewhat encouraged by President Chirac's apparent commitment to reduce France's budget deficit and reform its Social Security system.

[RIGHT ARROW] Belgium. We expect Belgium (3.5%) to emerge as one of the key members of the European monetary union and therefore added a small position in June.

[RIGHT ARROW] Italy and Spain. We remain cautious about European higher-yielding bonds in general. However, we added a 5.0% position in Spain in October, because we believe Spain's economic and political risks are fully reflected in its bond prices. We sold the fund's position in Italy, due to that country's political and economic uncertainty.

- Japan. We increased the fund's position in Japan during the past year, because its weak economy and low inflation appeared favorable for Japanese bonds. As of October 31, the fund had a 12.2% position in Japanese bonds, slightly underweighted versus the Index allocation of 15.5%. We have recently been reducing the fund's Japanese holdings, however, due to the government's aggressive monetary easing and expansionist fiscal policy. In addition, we are concerned by the extent to which the Bank of Japan has become the dominant buyer of Japanese bonds, creating artificial support for the market that may be unsustainable.

 . Cash Equivalents. During the period, we raised the fund's cash equivalent position to 16.4%, up from 3.5% a year earlier, as a defensive move which also helped reduce the fund's duration. Going forward, we expect to reduce this position as attractive opportunities arise.

 . Credit Quality. The portfolio was 100% invested in triple-A-rated securities as of October 31, and we will continue to stress high-quality bonds.

 . Duration. As of October 31, the fund's duration was shorter than that of the Index (4.33 years compared with 4.94 years), largely due to its underweighting in Japan and its cash equivalent position. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's NAV will move in relation to interest rate fluctuations.)

DISTRIBUTION POLICY

  The fund declares and pays dividends on a monthly basis. During the period under review, the fund's Class A shares paid out distributions of $0.94 per share. From its inception on August 1, 1995, through October 31, 1995, the fund's Institutional shares paid out distributions of $0.26 per share. The fund intends to distribute substantially all of its investment company taxable income, as is required by tax law.

FUND OUTLOOK

  Due to uncertainty concerning U.S. bond yield levels, for the near term we intend to keep the fund underweighted in U.S. Treasuries. Within the dollar bloc, we continue to prefer Canada and New Zealand, because of their wide yield spreads over U.S. Treasuries. In our opinion, New Zealand is particularly attractive and therefore we anticipate reestablishing the fund's position there. After three years of strong growth, that economy is showing signs of slowing and it has a credible central bank. In general, Europe appears poised for a rally as

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND  (continued)

economic growth slows. We intend to keep a neutral weighting in Europe compared with the benchmark, and we currently favor Belgium and France. In the U.K., financial markets may be affected by political instability stemming from the unpopularity of the Conservative government and the possibility of increased wage-based inflation. Consequently, we expect to reduce the fund's U.K. position to be approximately in line with the benchmark. We also anticipate continuing to reduce the fund's exposure in Japan, based on our concern that the government's economic stimulus may lead to economic growth and higher interest rates, which would further erode bond prices.

We will continue to utilize the resources of Goldman, Sachs & Co.'s London-based Economics Research Group for economic and market trend analysis, as well as the Goldman Sachs Asset Allocation Model to allocate the portfolio's assets and manage risk. We value your investment in the Goldman Sachs Global Income Fund and look forward to continuing our relationship in the future.

Sincerely,

/s/ Stephen C. Fitzgerald
Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments


/s/ Gareth I. Evans
Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, November 30, 1995

Goldman Sachs Trust
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND
October 31, 1995

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the Goldman Sachs Global Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares and at net asset value for the Institutional shares), is compared with its benchmark--the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars ("J.P. Morgan GGB Index-$ Hedged"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $10,000 INVESTMENT/(a)/                    HYPOTHETICAL $10,000 INVESTMENT
                             Class A Shares                                       Institutional Shares

                                [CHART]                                                [CHART]

                                                  J.P. Morgan                                          J.P. Morgan
              Class A Shares     Class A Shares    GGB Index-                       Institutional      GGB Index-
             (no sales charge)  (w/sales charge)    $ Hedged                           Shares           $ Hedged
             -----------------  ----------------  -----------                       -------------      -----------
  9/1/91          10,000            9,550           10,000               8/1/95         10,000            10,000
10/31/91          10,144            9,688           10,263             10/31/95         10,442            10,351
10/31/92          11,094           10,594           11,156
10/31/93          12,286           11,733           12,509
10/31/94          11,734           11,206           12,051
10/31/95          13,503           12,895           13,903

                                            Average Annual Total Return
                                          --------------------------------
                                          One Year    Since Inception/(b)/
                                          --------    --------------------
GS Global Income-Class A,
 excluding sales charge                    15.08%            7.32%

GS Global Income-Class A,
 including sales charge                     9.92%            6.16%

GS Global Income,
 Institutional Class                         N/A             4.42%/(c)/

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations of the Class A shares.
/(b)/ The Class A shares commenced operations August 2, 1991 and the
      Institutional shares commenced operations on August 1, 1995.
/(c)/ An aggregate total return (not annualized) is shown instead of an average annual total return since the Institutional Class has not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND
October 31, 1995

Principal              Interest            Maturity
Amount/(a)/            Rate                Date                 Value
-----------            --------            --------          ------------
DEBT OBLIGATIONS--81.7%
BELGIAN FRANC--3.3%
Kingdom of Belgium
BEF    277,000,000       6.50%             03/31/05          $  9,265,385
-------------------------------------------------------------------------
BRITISH POUND STERLING--12.9%
United Kingdom Conversion
BPS      4,000,000       9.00%             03/03/00          $  6,698,546
United Kingdom Treasury
        17,700,000       8.50              12/07/05            29,046,495
-------------------------------------------------------------------------
                                                             $ 35,745,041
-------------------------------------------------------------------------
CANADIAN DOLLAR--7.6%
Government of Canada
CAD     28,000,000       7.50%             09/01/00          $ 21,191,223
-------------------------------------------------------------------------
DEUTSCHE MARK--6.2%
Government of Germany
DEM     21,750,000       8.38%             05/21/01          $ 17,299,872
-------------------------------------------------------------------------
FRENCH FRANC--7.7%
Government of France
FRF     58,000,000       8.50%             03/28/00          $ 12,741,948
        39,500,000       8.25              02/27/04             8,614,701
-------------------------------------------------------------------------
                                                             $ 21,356,649
-------------------------------------------------------------------------
JAPANESE YEN--12.1%
Japanese Development Bank
JPY  1,820,000,000       6.60%             06/20/01          $ 21,924,730
     1,100,000,000       4.10              12/22/03            11,705,218
-------------------------------------------------------------------------
                                                             $ 33,629,948
-------------------------------------------------------------------------
SPANISH PESETA--4.7%
Government of Spain
ESP  1,670,000,000      10.00%             02/28/05          $ 12,922,986
-------------------------------------------------------------------------
UNITED STATES DOLLAR--27.2%
United States Treasury Notes
USD     10,000,000       6.88%             07/31/99          $ 10,360,900
        16,700,000       6.25              05/31/00            16,984,401
        22,000,000       6.13              09/30/00            22,271,478
        14,200,000       6.25              02/15/03            14,450,772
        10,000,000       7.88              11/15/04            11,270,300
-------------------------------------------------------------------------
                                                             $ 75,337,851
-------------------------------------------------------------------------
TOTAL DEBT OBLIGATIONS
  (Cost $227,304,485)                                        $226,748,955
-------------------------------------------------------------------------


 Principal             Interest            Maturity
Amount/(a)/            Rate                Date                 Value
-----------            --------            --------          ------------
SHORT-TERM OBLIGATIONS--16.7%
Euro-Time Deposit-State Street Bank & Trust Co.
USD     46,196,597      5.81%               11/01/95         $ 46,196,597
-------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $46,196,597)                                         $ 46,196,597
-------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $273,501,082/(b)/)                                   $272,945,552
=========================================================================

=========================================================================
FEDERAL INCOME TAX INFORMATION:
Gross unrealized gain for investments in which value
  exceeds cost                                                $ 5,186,935
Gross unrealized loss for investments in which cost
  exceeds value                                                (5,893,905)
-------------------------------------------------------------------------
Net unrealized loss                                           $  (706,970)
=========================================================================

/(a)/ The principal amount of each security is stated in the currency in which the bond is denominated. See below.

BEF = Belgian Franc            FRF = French Franc
BPS = British Pound Sterling   JPY = Japanese Yen
CAD = Canadian Dollar          ESP = Spanish Peseta
DEM = Deutsche mark            USD = United States Dollar

/(b)/ The aggregate cost for federal income tax purposes is $273,652,522.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Letters to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE

  The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preser-vation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with an average credit quality of double-A or better. Under normal market conditions the fund will maintain an average portfolio maturity approximately equal to the average maturity of the Lehman Brothers 15-Year Municipal Bond Index.

MUNICIPAL BONDS RALLY AMID UNCERTAINTY

  The municipal bond market performed well during the period under review (November 1, 1994, through October 31, 1995), with the average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rising 9% while yields fell from 6.30% on November 1, 1994, to 5.35% on October 31, 1995. However, during the past 12 months the yield curve for municipal bonds became quite steep compared with Treasuries, and 15-year municipal bonds underperformed similar-duration Treasuries.

  The first month of the fund's fiscal year coincided with the bottom of the 1994 bear market, as 30-year U.S. Treasury yields rose to 8.13% and long-term municipal bond yields rose to over 7%. In December 1994, however, the bond market stabilized. Fueled by strong municipal bond demand and a significant decrease in supply, municipal bonds surged from January through early April. Though municipals continued to record positive performance, the rally's momentum slowed from mid-April onward, reflecting investors' concern surrounding various tax reform proposals (e.g., the flat tax and a reduction in capital gains taxes) and the growing allure of the rallying equity market.

  By midyear, short-term municipal bonds became more expensive as investors favored defensive maturities that provided greater liquidity, while demand for long-term bonds stagnated. By the end of October, however, growing bullish sentiment in the municipal bond market and a flattening municipal bond yield curve made longer term bonds increasingly attractive.

PERFORMANCE REVIEW

  For the 12-month period ended October 31, 1995, the fund had a total return of 13.79%, based on net asset value (NAV) (5.26% from income distributions and 8.53% from share price appreciation) compared with a return of 15.76% for the Lehman Brothers 15-Year Municipal Bond Index (the "Index"), the fund's benchmark. The fund's NAV rose $1.09 during the period to $14.17 as of October 31, 1995, benefiting from the rallying bond market.

  The portfolio underperformed the Index, primarily because it was defensively positioned early in the period in response to last year's volatility. The portfolio held a higher percentage of premium coupon bonds, which tend to perform well in a declining bond market. These premiums, which typically have optional call features, performed like shorter-maturity bonds when interest rates fell this year, because of the increased likelihood of their calls being exercised prior to maturity. As this occurred, the durations of the callable bonds shortened, which was undesirable because longer duration bonds appreciated faster than those with shorter durations. In contrast, the Index held a higher percentage of deeper discount bonds, which outperformed premium bonds as interest rates fell.

Letters to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND   (continued)

                PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

                 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1995*

                               [GRAPHIC]

                  Insured Revenue Bonds ......... 40.1%
                  Revenue Bonds ................. 23.4%
                  General Obligations............ 16.6%
                  Insured General Obligations.... 12.6%
                  Variable Rate Demand Notes.....  7.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . Insured Revenue and General Obligation Bonds. During the period, we continued to emphasize insured bonds because of their liquidity and availability. Insured bonds allow the portfolio to capitalize on a security's other features such as coupon and callability, while removing the credit quality variable. We stressed securities from Texas and New York that we determined to be undervalued due to a temporary lack of demand. We anticipate that these securities will appreciate as supplies tighten and flat tax issues are resolved. As of October 31, we overweighted the fund's holdings in insured bonds relative to the Index (52.7% as compared with 32.0%), approximately the same allocation as a year ago.

 . Revenue Bonds. Noninsured revenue bonds, generally single-A- and double-A-rated debt, accounted for 23.4% of the portfolio, underweighted compared with the benchmark allocation of 31.0%. (Revenue bonds pay interest and principal out of a specific revenue stream, which includes sales taxes, hospital charges, tolls, electric rates and airport fees.) The allocation to sectors with high credit sensitivity fluctuates over time, based on specific securities and overall credit spreads. We currently view overall credit spreads as rich, and beyond unique situations we are not emphasizing credit-sensitive sectors.

 . General Obligation (GO) Bonds. When credit quality spreads tightened during the period, we dramatically increased the fund's investment in the GO sector to 16.6%, tripling last year's position. Uninsured GOs are generally of higher credit quality than uninsured revenue bonds, because they are backed by the general taxing power of the municipality.

 . Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents and were used to manage the portfolio's duration to approximate that of the Index at 8.76 years.

 . Credit Quality. During the period, we emphasized higher credit quality debt over lower quality. As of October 31, 69.6% of the portfolio was invested in triple-A-rated bonds, up from approximately 59% a year ago, while the positions in double-A-rated securities (18.0%) and single-A-rated securities (12.4%) were reduced since last year. The bias toward triple-A-rated securities is the direct result of the emphasis on insured bonds.

 . Term Structure. The portfolio's term structure contributed to its performance in the declining interest rate environment. The portfolio was "barbelled," emphasizing bonds with maturities of 20 years on the long end and bonds with maturities of five years or less on the short end. Approximately one-third of the portfolio was invested in maturities of 18 years or longer, a segment which performed well when the yield curve flattened during the period.

--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND   (continued)

 . We added a very small position in a call option in March (less than 1% of the portfolio) for its potential incremental return. This position contributed to the portfolio's positive performance during the period and the fund continues to hold it.

MARKET OUTLOOK: IMPROVED TECHNICALS EXPECTED

  Going forward, the municipal bond market appears to be entering a period of potential technical strength. We estimate that over $80 billion in coupon and principal payments will be distributed to municipal investors between November 1995 and February 1996, a significant percentage of which may be reinvested into municipal bonds. In contrast, we expect just over $37 billion in new municipal debt to be issued over the same four-month period, creating a potential supply and demand imbalance that could increase municipal bond prices. That scenario, coupled with the likelihood of an even flatter yield curve near term, should benefit the fund's longer-term bonds. In addition, yields on long-term municipals are relatively high in relation to Treasury securities and short-term municipals. Regarding security selection, we anticipate concentrating on bonds issued by states that have high taxes, high wealth concentration and large populations (e.g., New York, California and Michigan).

Distribution Policy

  The fund paid out distributions of $0.67 per share during the period under review. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.


  Your investment in the Goldman Sachs Municipal Income Fund means a great deal to us and we look forward to continuing our relationship.

Sincerely,


/s/ Benjamin S. Thompson
Benjamin S. Thompson



/s/ Theodore T. Sotir
Theodore T. Sotir

Portfolio Managers
Goldman Sachs Municipal Income Fund
November 30, 1995

Goldman Sachs Trust
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND
October 31, 1995

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the Goldman Sachs Municipal Income Fund ("Goldman Sachs Municipal Income") (assuming both the maximum sales charge of 4.5% and no sales charge), is compared with its benchmark--the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                     HYPOTHETICAL $10,000 INVESTMENT/(a)/

                                    [CHART]

                  GOLDMAN SACHS          GOLD SACHS
                 MUNICIPAL INCOME     MUNICIPAL INCOME      LEHMAN 15-YEAR
                 (NO SALES CHARGE)    (W/SALES CHARGE)        MUNI INDEX
                 -----------------    ----------------      ---------------

  8/1/93              10,000               9,550                10,000

10/31/93              10,454               9,984                10,385

10/31/94               9,879               9,434                 9,860

10/31/95              11,241              10,735                11,414



                                      Average Annual Total Return
                                    --------------------------------
                                    One Year    Since Inception/(b)/
                                    --------    --------------------
GS Muni Income,
 excluding sales charge              13.79%              4.89%

GS Muni Income,
 including sales charge               8.64%              2.80%

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/(b)/ Commenced operations July 20, 1993.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND
October 31, 1995

 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
-------------------------------------------------------------------------
DEBT OBLIGATIONS--105.8%
ALABAMA--2.3%
Alabama Mental Health Finance Authority RB (MBIA)
  (AAA/Aaa)
$1,200,000                5.00%            05/01/04           $ 1,215,912
-------------------------------------------------------------------------
CALIFORNIA--6.7%
Rancho, CA Water District Financing Authority RB (FGIC)
  (AAA/Aaa)
$1,000,000                5.88%            11/01/10           $ 1,036,700
Riverside County, CA Transportation Services (AMBAC)
  (AAA/Aaa)
 2,400,000                6.50             06/01/09             2,577,456
-------------------------------------------------------------------------
                                                              $ 3,614,156
-------------------------------------------------------------------------
COLORADO--4.0%
Westminster County Multi Family Housing (FNMA)
  (AAA/Aaa)/(a)/
$2,145,000                5.35%            12/01/25           $ 2,139,530
-------------------------------------------------------------------------
DISTRICT OF COLUMBIA--2.6%
District of Columbia, Series E- Insured GO (MBIA)
  (AAA/Aaa)
$1,370,000                6.00%            06/01/10           $ 1,384,399
-------------------------------------------------------------------------
FLORIDA--16.5%
Dade County, FL Guaranteed Entitlement Pre-refunded zero
  coupon RB (AMBAC) (AAA/Aaa)
$3,500,000                5.15/(b)/%       08/01/10           $ 1,548,925
Escambia County, FL Housing Financing Authority, Single
  Family Multi-County Progress (GNMA/FNMA)
  (NR/Aaa)
 2,300,000                6.80             10/01/15             2,419,232
Florida Board of Education GO (AA/Aa)
 2,330,000                5.75             01/01/13             2,357,075
Lakeland, FL Electric & Water Revenue Refunding, Jr. Sub
  Lien (FGIC) (AAA/Aaa)/(a)/
 2,500,000                5.25             10/01/97             2,537,525
-------------------------------------------------------------------------
                                                              $ 8,862,757
-------------------------------------------------------------------------
ILLINOIS--4.0%
Illinois Health Facilities Authority RB (MBIA) (AAA/Aaa)/(c)/
$2,000,000                6.25%            08/15/13           $ 2,130,818
-------------------------------------------------------------------------
KENTUCKY--3.8%
Nelson County, KY Industrial Building RB for Mabex
  Universal Corp. Project AMT (NR/A3)/(c)/
$1,900,000                6.50%            04/01/05           $ 2,034,710
-------------------------------------------------------------------------


 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
-------------------------------------------------------------------------
DEBT OBLIGATIONS (CONTINUED)
MAINE--1.7%
Maine Educational Loan Authority, RB Series A-1  (NR/Aaa)/(c)/
$  845,000                6.80%            12/01/07           $  895,489
-------------------------------------------------------------------------
MASSACHUSETTS--1.8%
Lowell, MA Series B GO (FSA) (AAA/Aaa)
$1,000,000                5.60%            11/01/12           $   989,920
-------------------------------------------------------------------------
MICHIGAN--5.3%
Goodrich Area School District Refunding GO (AMBAC)
  (AAA/Aaa)
$1,000,000                7.65%            05/01/11           $ 1,194,040
Grand Ledge Public Schools District GO (MBIA)
  (AAA/Aaa)/(a)/
 1,640,000                5.45             05/01/11             1,642,821
-------------------------------------------------------------------------
                                                              $ 2,836,861
-------------------------------------------------------------------------
NEBRASKA--0.9%
Omaha, NE Package Facilities Corp. RB (AAA/Aa1)
$  500,000                5.70%            09/15/15           $   507,340
-------------------------------------------------------------------------
NEW JERSEY--1.9%
New Jersey Turnpike Authority Series A RB (A/A)
$1,000,000                5.70%            01/01/01           $ 1,046,360
-------------------------------------------------------------------------
NEW YORK--10.2%
New York City IDA USTA National Tennis Control Project
  AMT (FSA) (AAA/Aaa)
$  800,000                6.60%            11/15/11           $   879,408
New York State GO (A-/A)
 2,000,000                5.63             03/01/13             1,983,440
New York State Local Government Assistance Corp.
  (A+/A)/(c)/
 2,575,000                5.90             04/01/13             2,609,016
-------------------------------------------------------------------------
                                                              $ 5,471,864
-------------------------------------------------------------------------
OHIO--4.6%
Ohio State Water Development Authority Pollution Control
  Facilities (MBIA) (AAA/Aaa)
$2,500,000                5.25%            12/01/09           $ 2,469,725
-------------------------------------------------------------------------
OKLAHOMA--8.1%
Grand River Dam Authority RB (MBIA) (AAA/Aaa)
$3,000,000                5.50%            06/01/03           $ 3,169,200

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND   (continued)
October 31, 1995

 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
-------------------------------------------------------------------------
DEBT OBLIGATIONS (CONTINUED)
OKLAHOMA (CONTINUED)
Tulsa, OK GO (AA/Aa)
$1,140,000              6.50%              02/01/15           $ 1,217,360
-------------------------------------------------------------------------
                                                              $ 4,386,560
-------------------------------------------------------------------------
PENNSYLVANIA--4.1%
Delaware River Bridge Authority RB (AMBAC) (AAA/Aaa)
$2,000,000              7.38%              01/01/07           $ 2,219,800
-------------------------------------------------------------------------
TEXAS--18.6%
Bexar County, TX Health Facilities Development Corp,
  Revenue Refunding- Baptist Memorial Hospital Systems
  Project RB (MBIA) (AAA/Aaa)
$1,245,000              6.90%              08/15/14           $ 1,368,803
Goose Creek Independent School District GO (PSF)
  (AAA/Aaa)
 2,825,000              5.00               02/15/16             2,600,865
Richardson, TX GO (AA/Aa)
 3,260,000              5.00               02/15/11             3,120,309
Southwestern Texas State University RB (CAPGTY)
  (AAA/Aaa)
 1,375,000              5.10               08/15/14             1,285,006
Texas State AMT- Veterans Land GO (AA/Aa)/(c)/
 1,555,000              6.30               12/01/14             1,614,199
-------------------------------------------------------------------------
                                                              $ 9,989,182
-------------------------------------------------------------------------
VERMONT--4.4%
Vermont Student Assistance Corp., Education Loan RB,
  Series B (FSA) (AAA/Aaa)
$2,250,000               6.70%             12/15/12           $ 2,377,418
-------------------------------------------------------------------------
WISCONSIN--4.3%
Wisconsin Housing & Economic Development Authority,
  Series B AMT (AA/Aa)
$2,200,000               7.10%             09/01/15           $ 2,326,544
-------------------------------------------------------------------------
TOTAL DEBT OBLIGATIONS
  (Cost $55,551,381)                                          $56,899,345
-------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--8.4%
Harris County, TX Health Facilities Hospital
  VRDN (A-1+/NR)
$  700,000               4.00%/(d)/        11/01/95           $   700,000
   200,000               4.00/(d)/         11/07/95               200,000
Monroe County, GA Pollution Control
  VRDN (A-1/VMIG-1)
 1,100,000               3.90/(d)/         11/07/95             1,100,000
-------------------------------------------------------------------------


 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
-------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (CONTINUED)
New York, NY Series VRDN (A-1+/VMIG-1)
$1,000,000              4.05%/(d)/         11/01/95           $ 1,000,000
New York City Muni Water Finance Authority VRDN Fiscal
  1993 Series C (FGIC) (A-1+/MIG-1)
 1,500,000              4.00/(d)/          11/01/95             1,500,000
-------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $4,500,000)                                           $ 4,500,000
-------------------------------------------------------------------------
WARRANTS--0.9%
$5,000,000      Intermountain Power Agency, Utah
                  Certificates of Beneficial Interest @
                  90.306 expiring 05/07/96/(e)/               $   500,000
-------------------------------------------------------------------------
TOTAL WARRANTS
  (Cost $343,750)                                             $   500,000
-------------------------------------------------------------------------
Total Investments
  (Cost $60,395,131/(f)/)                                     $61,899,345
=========================================================================

=========================================================================
FEDERAL INCOME TAX INFORMATION:
Gross unrealized gain for investments in which value
  exceeds cost                                                $ 1,544,592
Gross unrealized loss for investments in which cost exceeds
  value                                                           (40,378)
-------------------------------------------------------------------------
Net unrealized gain                                           $ 1,504,214
=========================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND   (continued)
October 31, 1995

/(a)/ When issued security.
/(b)/ The interest rate disclosed for this security represents effective yield to maturity.
/(c)/ Portions of these securities are being segregated for when-issued securities.
/(d)/ Variable rate security.  Coupon rate disclosed is that which is in effect at October 31, 1995.
/(e)/ Non-income producing security.
/(f)/ The amount stated also represents aggregate cost for federal income tax purposes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

INVESTMENT ABBREVIATIONS:
AMBAC   -  Insured by American Municipal Bond Assurance Corp.
AMT     -  Alternative Minimum Tax
CAPGTY  -  Capital Guaranty Insurance Co.
FGIC    -  Insured by Financial Guaranty  Insurance Co.
FNMA    -  Federal National Mortgage Association
FSA     -  Financial Security Assurance Co.
GNMA    -  Government National Mortgage Association
GO      -  General Obligation
IDA     -  Industrial Development Authority
MBIA    -  Insured by Municipal Bond Investors Assurance
NR      -  Not rated
PSF     -  Permanent School Fund
RB      -  Revenue Bond
VRDN    -  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1995

                                                           GOLDMAN          GOLDMAN         GOLDMAN
                                                            SACHS            SACHS           SACHS
                                                          GOVERNMENT         GLOBAL         MUNICIPAL
                                                            INCOME           INCOME          INCOME
                                                             FUND             FUND            FUND
                                                         ------------     ------------     -----------
ASSETS:
Investments in securities, at value
  (cost $30,931,415, $273,501,082 and $60,395,131)       $ 31,340,222     $272,945,552     $61,899,345
Receivables:
  Investment securities sold                                       --       20,579,927       5,791,250
  Interest                                                    210,018        5,814,585         851,486
  Forward foreign currency exchange contracts                      --        2,950,813              --
  Foreign tax withheld                                             --          675,843              --
  Fund shares sold                                             59,203           51,644          71,355
Cash                                                            4,974            1,232          42,845
Deferred organization expenses, net                            42,846           46,256          47,683
Other assets                                                   79,092          111,218          56,881
                                                         ------------     ------------     -----------
    Total assets                                           31,736,355      303,177,070      68,760,845
                                                         ------------     ------------     -----------
LIABILITIES:
Payables:
  Investment securities purchased                           2,144,668       21,461,760      14,753,768
  Forward foreign currency exchange contracts                      --        3,825,677              --
  Fund shares repurchased                                      11,371           50,000          44,777
  Investment adviser fees                                       6,127           93,769          18,167
  Administration fees                                              --           35,163           6,813
  Authorized dealer service fees                                6,127           51,936          11,354
  Distribution fees                                                --           51,936              --
  Transfer agent fees                                          13,928           26,305          13,779
Accrued expenses and other liabilities                         51,535          126,175         114,953
                                                         ------------     ------------     -----------
    Total liabilities                                       2,233,756       25,722,721      14,963,611
                                                         ------------     ------------     -----------
NET ASSETS:
Paid in capital                                            29,150,881      272,761,135      54,514,862
Accumulated undistributed net investment income                36,251       16,641,827          42,738
Accumulated net realized loss on investment
  transactions                                                (93,340)    (13,043,346)     (2,264,580)
Accumulated net realized foreign currency gain                    --        2,443,547              --
Net unrealized gain on investments                           408,807        4,810,713       1,504,214
Net unrealized loss on translation of assets and
  liabilities denominated in foreign currencies                   --       (6,159,527)             --
                                                         -----------     ------------     -----------
    Net assets                                           $29,502,599     $277,454,349     $53,797,234
                                                         ===========     ============     ===========

                                                                   CLASS A    INSTITUTIONAL
                                                                   -------    -------------
Net asset value and redemption price per share
  (net assets/shares outstanding)                           $14.47      $14.45     $14.45     $14.17
                                                         =========  ==========  =========  =========
Maximum public offering price per share
  (NAV per share x 1.0471)/(a)/                             $15.15      $15.13     $14.45     $14.84
                                                         =========  ==========  =========  =========
Shares outstanding, $.001 par value
  (unlimited number of shares authorized)                2,038,356  17,008,968  2,188,371  3,796,312
                                                         =========  ==========  =========  =========

/(a)/ The Goldman Sachs Global Income Fund's Institutional shares maximum public offering price per share is equivalent to the net asset value per share.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1995

                                                           GOLDMAN         GOLDMAN         GOLDMAN
                                                            SACHS           SACHS           SACHS
                                                          GOVERNMENT       GLOBAL         MUNICIPAL
                                                            INCOME         INCOME           INCOME
                                                            FUND            FUND            FUND
                                                       ------------     ------------     -----------
INVESTMENT INCOME:
Interest/(a)/                                            $1,452,092     $ 23,662,535      $2,846,866
                                                         ----------     ------------      ----------
    Total income                                          1,452,092       23,662,535       2,846,866
                                                         ----------     ------------      ----------
EXPENSES:
Investment adviser fees                                     101,737        2,367,381         200,207
Administration fees                                          30,521          473,476          75,077
Authorized dealer service fees                               25,239          281,949          55,106
Distribution fees                                            76,499        1,257,211         195,152
Custodian fees                                               36,551          179,346          25,915
Transfer agent fees                                          94,095          106,764          63,695
Professional fees                                            39,836           70,511          53,407
Registration fees                                            37,256           75,289          21,406
Amortization of deferred organization expenses               18,796           61,394          17,545
Trustee fees                                                    597           11,034           1,258
Other                                                        14,808           49,443          38,062
                                                         ----------     ------------      ----------
    TOTAL EXPENSES                                          475,935        4,933,798         746,830
    Less--expenses reimbursable and fees waived
      by Goldman Sachs                                     (381,105)        (930,147)       (366,894)
                                                         ----------     ------------      ----------
    NET EXPENSES                                             94,830        4,003,651         379,936
                                                         ----------     ------------      ----------
    NET INVESTMENT INCOME                                 1,357,262       19,658,884       2,466,930
                                                         ----------     ------------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT,
  OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Investment transactions                                   603,048        5,556,002         938,332
  Foreign currency related transactions                        --         18,804,029            --
Net change in unrealized gain (loss) on:
  Investments                                               902,391       14,759,004       3,055,111
  Translation of assets and liabilities denominated
    in foreign currencies                                      --        (15,288,240)           --
                                                         ----------     ------------      ----------
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENT,
      OPTIONS AND FOREIGN CURRENCY TRANSACTIONS           1,505,439       23,830,795       3,993,443
                                                         ----------     ------------      ----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $2,862,701     $ 43,489,679      $6,460,373
                                                         ==========     ============      ==========

/(a)/ Net of $101,514 in foreign withholding tax for the Global Income Fund.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 1995

                                                           GOLDMAN        GOLDMAN                GOLDMAN
                                                            SACHS          SACHS                  SACHS
                                                          GOVERNMENT       GLOBAL               MUNICIPAL
                                                            INCOME         INCOME                 INCOME
                                                            FUND            FUND                  FUND
                                                       ------------     ------------           -----------
FROM OPERATIONS:
Net investment income                                   $ 1,357,262     $ 19,658,884           $ 2,466,930
Net realized gain from investment transactions              603,048        5,556,002               938,332
Net realized gain from foreign currency
  related transactions                                           --       18,804,029                    --
Net change in unrealized gain on investments                902,391       14,759,004             3,055,111
Net change in unrealized loss on translation of
  assets and liabilities denominated
  in foreign currencies                                          --      (15,288,240)                   --
                                                        -----------     ------------           -----------
    Net increase in net assets resulting
      from operations                                     2,862,701       43,489,679             6,460,373
                                                        -----------     ------------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                    (1,361,620)     (20,883,123)/(a)/      (2,466,930)
                                                        -----------     ------------           -----------
    Total distributions to shareholders                  (1,361,620)     (20,883,123)           (2,466,930)
                                                        -----------     ------------           -----------
FROM SHARE TRANSACTIONS:
Net proceeds from sales of shares                        15,973,014       53,349,100            11,879,853
Reinvestment of dividends and distributions               1,123,498       13,008,610             1,551,121
Cost of shares repurchased                               (3,546,816)    (208,094,050)          (11,000,210)
                                                        -----------     ------------           -----------
    Net increase (decrease) in net assets
      resulting from share transactions                  13,549,696     (141,736,340)            2,430,764
                                                        -----------     ------------           -----------
    Total increase (decrease)                            15,050,777     (119,129,784)            6,424,207
                                                        -----------     ------------           -----------
NET ASSETS:
Beginning of year                                        14,451,822      396,584,133            47,373,027
                                                        -----------     ------------           -----------
End of year                                             $29,502,599     $277,454,349           $53,797,234
                                                        ===========     ============           ===========
Accumulated undistributed net investment income         $    36,251     $ 16,641,827           $    42,738
                                                        ===========     ============           ===========
SUMMARY OF SHARE TRANSACTIONS:
Shares sold                                               1,139,008        3,822,903               876,447
Reinvestment of dividends and distributions                  80,152          935,191               113,767
Shares repurchased                                         (253,583 )    (15,079,626)             (816,569)
                                                        -----------     ------------           -----------
Net increase (decrease) in shares outstanding               965,577      (10,321,532)              173,645
                                                        ===========     ============           ===========

/(a)/ The Global Income Fund distributed $20,322,640 and $560,483 from net investment income for the Class A and Institutional class of shares, respectively.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS  (continued)
For the Year Ended October 31, 1994

                                                           GOLDMAN         GOLDMAN         GOLDMAN
                                                            SACHS           SACHS           SACHS
                                                          GOVERNMENT       GLOBAL         MUNICIPAL
                                                            INCOME         INCOME           INCOME
                                                            FUND          FUND/(a)/          FUND
                                                       ------------     ------------     -----------
FROM OPERATIONS:
Net investment income                                   $   794,938     $  34,832,452    $  2,300,535
Net realized loss from investment,
  option and futures transactions                          (693,341)      (29,399,159)     (3,202,912)
Net realized loss from foreign currency
  related transactions                                           --       (12,649,508)             --
Net change in unrealized loss on
  investments and options                                  (502,522)      (31,154,593)     (1,799,359)
Net change in unrealized gain on translation
  of assets and liabilities denominated in
  foreign currencies                                             --         7,363,987              --
                                                        -----------     -------------    ------------
    Net decrease in net assets resulting
      from operations                                      (400,925)      (31,006,821)     (2,701,736)
                                                        -----------     -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                      (794,938)       (8,807,313)     (2,300,535)
In excess of net investment income                          (17,584)               --              --
Net realized gain on investment,
  option and futures transactions                          (106,548)       (7,198,898)       (108,139)
In excess of net realized gain on investment,
  option and futures transactions                            (3,047)               --              --
Paid-in capital                                                  --       (25,765,213)             --
                                                        -----------     -------------    ------------
    Total distributions to shareholders                    (922,117)      (41,771,424)     (2,408,674)
                                                        -----------     -------------    ------------
FROM SHARE TRANSACTIONS:
Net proceeds from sales of shares                         8,616,512       133,966,890      40,579,374
Reinvestment of dividends and distributions                 762,895        26,726,504       1,557,330
Cost of shares repurchased                               (6,464,527)     (366,992,820)    (19,819,419)
                                                        -----------     -------------    ------------
    Net increase (decrease) in net assets
      resulting from share transactions                   2,914,880      (206,299,426)     22,317,285
                                                        -----------     -------------    ------------
    Total increase (decrease)                             1,591,838      (279,077,671)     17,206,875

NET ASSETS:
Beginning of year                                        12,859,984       675,661,804      30,166,152
                                                        -----------     -------------    ------------
End of year                                             $14,451,822     $ 396,584,133    $ 47,373,027
                                                        ===========     =============    ============
Accumulated undistributed net investment income         $    22,212     $   1,318,755    $     25,593
                                                        ===========     =============    ============
SUMMARY OF SHARE TRANSACTIONS:
Shares sold                                                 615,568         9,067,823       2,852,822
Reinvestment of dividends and distributions                  54,242         1,870,918         112,990
Shares repurchased                                         (460,162)      (26,266,551)     (1,404,132)
                                                        -----------     -------------    ------------
Net increase (decrease) in shares outstanding               209,648       (15,327,810)      1,561,680
                                                        ===========     =============    ============

/(a)/ For the year ended October 31, 1994 only Class A shares were outstanding.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
October 31, 1995

1.  ORGANIZATION

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund". Government Income and Municipal Income are diversified portfolios whereas Global Income is a separate non-diversified portfolio. The Global Income Fund currently offers two classes of shares - Class A and Institutional shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry:

A.  Investment Valuation
------------------------

Investments in debt securities, other than money market instruments, held by Global Income are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees if such prices are believed by the investment adviser to accurately represent market value. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. If those prices are not deemed by the Fund's Investment Adviser to be representative of the market values at the time the net asset value is calculated, then such securities will be valued at fair value as described below. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. All other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Fund's Investment Adviser to be representative of market values, restricted securities and securities for which no market quotation is available, but excluding money market instruments with a remaining maturity of sixty days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which approximates market value.

Investments in portfolio securities held by the Government Income and Municipal Income Funds for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities held by the Government Income and Municipal Income Funds, for which accurate market quotations are not readily available are valued at fair value using methods determined in good faith under procedures established by the Trust's Board of Trustees and may include yield equivalents or a pricing matrix. Exchange traded options and futures contracts will be valued by the investment adviser at the last sale price on the exchange where such contracts and options are principally traded. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B.  SecurityTransactions and Investment Income
----------------------------------------------

Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. For the Municipal Income Fund, market premiums on other long-term debt securities are amortized to interest income while for the Global Income Fund, market discounts on other long-term debt securities are accreted to interest income.

C.  Foreign Currency Translations
---------------------------------

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

The Global Income Fund may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Global Income Fund may also purchase and sell forward contracts to seek to increase total return. The aggregate principal amounts of the contracts for which delivery is anticipated are reflected in the Fund's accounts, while the aggregate principal amounts are reflected net in the accompanying Statements of Assets and Liabilities if the Fund intends to settle the contract prior to delivery. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E.  Mortgage Dollar Rolls
-------------------------

The Government Income Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price.
For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F.  Options
-----------

When call or put options are written, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date, or a closing

Goldman Sachs Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS    (continued)
October 31, 1995

purchase transaction has been entered into, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise.

Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If an option which has been purchased expires on the stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction has been entered into, a gain or loss is realized, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss from the sale of the underlying security is realized, and the proceeds from such sale will be decreased by the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. In the case of index options, there is a risk of loss from a change in value of such options which may exceed the related premiums received.

G.  Futures Contracts
---------------------

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes, as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Funds' Board of Trustees. Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligations to perform.

H.  Federal Taxes
-----------------

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

At October 31, 1995, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

Fund                                   Amount           Year of Expiration
----                                 -----------        ------------------
Government Income Fund               $   735,561               2002
Global Income Fund                   $10,295,502               2002
Municipal Income Fund                $ 3,202,911               2002

I.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

J.  Expenses
------------

Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

Class A shareholders of the Global Income Fund bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. The Class A and Institutional shareholders separately bear transfer agency fees.

3.  AGREEMENTS

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for the Global Income Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .50%, .25% and .40% of average daily net assets of the Government Income, Global Income and Municipal Income Funds, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from the Global Income Fund of .50% of the average daily net assets. For the year ended October 31, 1995, GSAM voluntarily agreed to waive a portion of its investment advisory fees amounting to approximately $57,700, $248,000 and $45,500 for the Government Income, Global Income and Municipal Income Funds, respectively.

GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets. For the year ended October 31, 1995, GSAM voluntarily agreed to waive a portion of its administration fee amounting to approximately $30,500 for the Government Income Fund.

GSAM has voluntarily agreed to limit certain of the Funds'expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to the Global Income Fund, transfer agent fees) to the extent such expenses exceed .30%, .06% and .05% per annum of the Government Income, Global Income and Municipal Income Funds, respectively. For the year ended October 31, 1995, GSAM voluntarily agreed to reimburse all such expenses for the Government Income Fund. For the year ended October 31, 1995 the amount of reimbursed expenses for the Government Income, Global Income and Municipal Income Funds were approximately $242,000, $70,000 and $196,000, respectively. The amounts reimbursable to the Government Income, Global Income and Municipal Income Funds at October 31, 1995 are approximately $49,000, $40,000 and $54,000, respectively, and are included in "Other Assets" on the accompanying Statements of Assets and Liabilities.

Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the year ended October 31, 1995,

Goldman Sachs Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS    (continued)
October 31, 1995

Goldman Sachs retained approximately $22,000, $15,000 and $48,000 of sales loads related to the Government Income, Global Income and Municipal Income Funds, respectively.

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% of each Fund's average daily net assets (or, in the case of Global Income Fund, the average daily net assets attributable to the Class A shares). Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Government Income and Municipal Income Funds. Effective June 1, 1995, each Fund's Distribution Plan was amended to reduce the contractual fee from .50% to .25% of average daily net assets and to eliminate the provision of certain services under the Distribution Plan which are currently provided under the Authorized Dealer Service Plan. Distribution fees waived for the period amounted to $50,869, $611,952 and $125,129 for the Government Income, Global Income and Municipal Income Funds, respectively.

Effective June 1, 1995, the Company on behalf of each Fund adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, to on an annual basis, to .25% of each Fund's average daily net assets (or, in the case of Global Income Fund, the average daily net assets attributable solely to the Class A shares). Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

4.  LINE OF CREDIT FACILITY

The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Global Income Fund has an $8,000,000 committed, unsecured revolving line of credit facility available. Both facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 1995, the Funds did not have any borrowings under these facilities.

5.  INVESTMENT TRANSACTIONS

Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1995, were as follows:

                                GOVERNMENT        GLOBAL         MUNICIPAL
FUND                              INCOME          INCOME          INCOME
----------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations           $100,296,354     $ 83,722,782    $      --
----------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)             3,011,921      656,349,335     174,160,831
----------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations             87,845,570      196,872,555           --
----------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)             1,887,472      704,661,927     166,318,514
----------------------------------------------------------------------------

For the year ended October 31, 1995, option transactions in the Global Income Fund were as follows:

                                                                   PREMIUMS
           OPTIONS WRITTEN                                         RECEIVED
----------------------------------------------------------------------------
Balance outstanding, beginning of year                             $   --
Options written                                                      130,440
Options exercised                                                   (130,440)
----------------------------------------------------------------------------
Balance outstanding, end of year                                   $   --
----------------------------------------------------------------------------

           OPTIONS PURCHASED                                          COST
----------------------------------------------------------------------------
Balance outstanding, beginning of year                              $   --
Options purchased                                                     84,446
Options exercised                                                    (84,446)
----------------------------------------------------------------------------
Balance outstanding, end of year                                    $   --
============================================================================

Certain risks related to written call or put options arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency values and interest rates.

At October 31, 1995, the Global Income Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

                                 VALUE ON
  FOREIGN CURRENCY              SETTLEMENT          CURRENT       UNREALIZED
 PURCHASE CONTRACTS                 DATE             VALUE        GAIN/(LOSS)
----------------------------------------------------------------------------
DEUTSCHE MARK
  Expiring 11/16/95            $    268,323     $     281,721      $  13,398
  Expiring 9/9/96/(a)/           14,435,171        15,391,612        956,441
----------------------------------------------------------------------------
  Total Foreign Currency
    Purchase Contracts         $ 14,703,494     $  15,673,333      $ 969,839
============================================================================

============================================================================

                                 VALUE ON
  FOREIGN CURRENCY              SETTLEMENT          CURRENT       UNREALIZED
 PURCHASE CONTRACTS                 DATE             VALUE        GAIN/(LOSS)
----------------------------------------------------------------------------
BELGIAN FRANC
  Expiring 2/28/96             $  9,255,202     $  9,165,116       $  90,086
  Expiring 9/9/96/(a)/           14,435,171       15,409,951        (974,780)
BRITISH POUND STERLING
  Expiring 12/11/95              35,559,013       36,300,525        (741,512)
DEUTSCHE MARK
  Expiring 1/24/96               18,148,618       18,165,060         (16,442)
  Expiring 1/31/96                  144,844          144,844            --
FRENCH FRANC
  Expiring 11/30/95              21,550,856       22,041,337        (490,481)
JAPANESE YEN
  Expiring 12/18/95              13,687,026       13,561,625         125,401
  Expiring 1/17/96               34,125,931       33,541,512         584,419
SPANISH PESETA
  Expiring 11/27/95              13,646,350       13,953,670        (307,320)
----------------------------------------------------------------------------
  Total Foreign Currency
    Sale Contracts             $160,553,011     $162,283,640     $(1,730,629)
============================================================================

/(a)/ Represents a cross-currency forward foreign exchange contract.


The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31,1995, the Global Income Fund had sufficient cash and/or securities to cover any commitments under these contracts.

The Global Income Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $2,950,813 and $3,825,677, respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and payable for forward foreign currency exchange contracts" are $1,181,068 and $1,295,142, respectively, related to forward contracts closed but not settled as of October 31, 1995.

6.  SUMMARY OF SHARE TRANSACTIONS

GLOBAL INCOME FUND                                  DOLLARS         SHARES
-----------------------------------------------------------------------------
Class A Shares:
 Shares sold                                      $  22,864,336      1,659,380
 Reinvestment of dividends and distributions         12,448,128        895,996
 Shares repurchased                                (207,889,246)   (15,065,279)
                                                  -------------    -----------
                                                   (172,576,782)   (12,509,903)
                                                  -------------    -----------
Institutional Shares:
  Shares sold                                        30,484,764      2,163,523
  Reinvestment of dividends and distributions           560,482         39,195
  Shares repurchased                                   (204,804)       (14,347)
                                                  -------------    -----------
                                                     30,840,442      2,188,371
                                                  -------------    -----------
    Total                                         $(141,736,340)   (10,321,532)
                                                  =============    ===========

7.  REPURCHASE AGREEMENTS

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is

Goldman Sachs Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS    (continued)
October 31, 1995

required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Funds' custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

8.  JOINT REPURCHASE AGREEMENT ACCOUNT

The Government Income Fund, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1995, the Government Income Fund had a 0.16% undivided interest in the repurchase agreement in the joint account which equaled $2,900,000, in principal amount. As of October 31, 1995, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

PRINCIPAL               INTEREST             MATURITY              AMORTIZED
 AMOUNT                   RATE                 DATE                  COST
--------------------------------------------------------------------------------
Lehman Brothers, Inc. dated 10/31/95, repurchase price $965,159,225 (U.S.
  Treasury Notes: $955,186,569, 4.25%-9.50%, 11/15/95-08/15/02; U.S. Treasury
  Interest-Only Strips:$19,548,855, 11/15/00-08/15/02; U.S. Treasury Principal-Only Strips:$6,376,719, 6.38%-8.50%, 11/15/00-08/15/02))

$965,000,000              5.94%               11/01/95            $  965,000,000

Salomon Brothers, Inc. dated 10/31/95, repurchase price $830,136,489 (U.S.
  Treasury Notes: $383,210,541, 4.25%-8.87%, 11/15/95-08/31/00; U.S. Treasury
  Interest-Only Strips: $356,333,527, 11/15/95-08/15/02; U.S. Treasury
  Principal-Only Strips: $107,445,042, 6.38%-9.50%, 11/15/95-08/15/02)

 830,000,000              5.92                11/01/95               830,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                          $1,795,000,000
================================================================================

9.  CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, the Government Income, Global Income and Municipal Income Funds have reclassified $18,397, $61,394 and $17,145, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Global Income Fund has reclassified $16,485,917 from accumulated net realized foreign currency gain to accumulated undistributed net investment income. These reclassifications have no impact on the net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

10. OTHER

As of October 31, 1995, Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 9% of the outstanding shares of the Goldman Sachs Global Income Fund.

Goldman Sachs Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

                                                                       INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                 -----------------------------------------------------------------------------------


                                                                   NET REALIZED            NET REALIZED
                                                                  AND UNREALIZED          AND UNREALIZED            TOTAL
                                                                    GAIN (LOSS)             GAIN (LOSS)             INCOME
                              NET ASSET                            ON INVESTMENT,           ON FOREIGN              (LOSS)
                              VALUE AT              NET              OPTION AND              CURRENCY                FROM
                              BEGINNING          INVESTMENT           FUTURES                 RELATED              INVESTMENT
                              OF PERIOD            INCOME         TRANSACTIONS/(a)/       TRANSACTIONS/(a)/        OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995......................     $13.47              $ 0.94               $ 1.00                 $   --                 $ 1.94
1994......................      14.90                0.85                (1.28)                    --                  (0.43)

For the Period February
 10, 1993/(e)/ through
 October 31,
--------------------------
1993......................      14.32                0.56                 0.58                     --                   1.14
                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995 - Class A shares           13.43                0.89                 0.92                   0.15                   1.96
1995 - Institutional
       shares/(f)/              14.09                0.22                 0.34                   0.06                   0.62
1994 - Class A shares           15.07                0.84                (1.37)                 (0.12)                 (0.65)
1993 - Class A shares           14.69                0.85                 1.07                  (0.42)                  1.50
1992 - Class A shares           14.60                1.14                 0.45                  (0.36)                  1.23

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares           14.55                0.25                 0.23                  (0.19)                  0.29
                                                       MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995......................      13.08                0.67                 1.09                     --                   1.76
1994......................      14.64                0.73                (1.51)                    --                  (0.78)

For the Period July 20,
 1993/(e)/ through
 October 31,
--------------------------
1993......................      14.32                0.22                 0.32                     --                   0.54
------------------------------------------------------------------------------------------------------------------------------------


                                                                   DISTRIBUTIONS TO SHAREHOLDERS
                              ------------------------------------------------------------------------------------------------------

                                                                                  IN EXCESS OF
                                                FROM NET                          NET REALIZED
                                              REALIZED GAIN                         GAIN ON
                                              ON INVESTMENT,      IN EXCESS        INVESTMENT,          FROM            TOTAL
                               FROM NET          OPTION             OF NET         OPTION AND           PAID          DISTRIBUTIONS
                              INVESTMENT       AND FUTURES        INVESTMENT         FUTURES             IN               TO
                               INCOME          TRANSACTIONS         INCOME         TRANSACTIONS        CAPITAL       SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995......................      $(0.94)           $   --            $  --             $  --            $   --          $(0.94)
1994......................       (0.85)            (0.12)            (0.02)            (0.01)              --           (1.00)

For the Period February
 10, 1993/(e)/ through
 October 31,
--------------------------
1993......................       (0.56)               --                --                --               --           (0.56)
                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995 - Class A shares            (0.94)               --                --                --               --           (0.94)
1995 - Institutional
       shares/(f)/               (0.26)               --                --                --               --           (0.26)
1994 - Class A shares            (0.22)            (0.16)               --                --            (0.61)          (0.99)
1993 - Class A shares            (0.85)            (0.27)               --                --               --           (1.12)
1992 - Class A shares            (1.14)               --                --                --               --           (1.14)

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares            (0.24)               --                --                --               --           (0.24)
                                                       MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995......................       (0.67)               --                --                --               --           (0.67)
1994......................       (0.73)            (0.05)               --                --               --           (0.78)

For the Period July 20,
 1993/(e)/ through
 October 31,
--------------------------
1993......................       (0.22)               --                --                --               --           (0.22)

                                                                                                                RATIOS ASSUMING
                                                                                                              NO VOLUNTARY WAIVER
                                                                                                                   OF FEES OR
                                                                                                              EXPENSE LIMITATIONS
                                                                                                            ------------------------

                                                                        RATIO OF                                        RATIO OF
                            NET                                           NET                      NET                     NET
                          INCREASE                          RATIO OF   INVESTMENT                 ASSETS                INVESTMENT
                         (DECREASE)  NET ASSET                 NET       INCOME                   AT END      RATIO OF    INCOME
                           IN NET    VALUE AT               EXPENSES     (LOSS)    PORTFOLIO        OF        EXPENSES    (LOSS)
                           ASSET      END OF     TOTAL     TO AVERAGE  TO AVERAGE   TURNOVER      PERIOD     TO AVERAGE  TO AVERAGE
                           VALUE      PERIOD   RETURN/(b)/ NET ASSETS  NET ASSETS  RATE/(d)/     (IN 000S)   NET ASSETS  NET ASSETS
                         -----------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995...................... $ 1.00      $14.47      14.90%      0.47%       6.67%      449.53%      $ 29,503      2.34%     4.80%
1994......................  (1.43)      13.47      (2.98)      0.11        6.06       654.90         14,452      2.86      3.31

For the Period February
 10, 1993/(e)/ through
 October 31,
--------------------------
1993......................   0.58       14.90       8.03       0.00/(c)/   4.87/(c)/  725.41         12,860    4.00/(c)/  0.87/(c)/
                                                        GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Years Ended
 October 31,
--------------------------
1995 - Class A shares        1.02       14.45      15.08       1.29        6.23       265.86        245,835      1.58      5.94
1995 - Institutional
       shares/(f)/           0.36       14.45       4.42       0.65/(c)/   6.01/(c)/  265.86         31,619      1.08/(c)/ 5.58/(c)/

1994 - Class A shares       (1.64)      13.43      (4.49)      1.28        5.73       343.74        396,584      1.53      5.48
1993 - Class A shares        0.38       15.07      10.75       1.30        5.78       313.88        675,662      1.55      5.53
1992 - Class A shares        0.09       14.69       8.77       1.37        7.85       270.75        588,893      1.62      7.60

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares        0.05       14.60       2.00       0.38/(g)/   1.72/(g)/   34.22        388,744    0.44/(g)/   1.66/(g)/

                                                       MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
1995......................   1.09       14.17      13.79       0.76        4.93       335.55         53,797      1.49      4.20
1994......................  (1.56)      13.08      (5.51)      0.45        5.28       357.54         47,373      1.55      4.18

For the Period July 20,
 1993/(e)/ through
 October 31,
--------------------------
1993......................   0.32       14.64       3.73       0.00/(c)/   5.15/(c)/   99.99         30,166    2.42/(c)/   2.73/(c)/


/(a)/ Includes the balancing effect of calculating per share amounts.
/(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. For the Retail classes total return would be reduced if a sales charge were taken into account.
/(c)/ Annualized.
/(d)/ Includes effect of mortgage dollar roll transactions for the Government
      Income Fund.
/(e)/ Commencement of operations.
/(f)/ Institutional shares commenced operations on August 1, 1995.
/(g)/ Not annualized.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund:

  We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund, (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund as of October 31, 1995, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                            Arthur Andersen LLP


Boston, Massachusetts
December 8, 1995

--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
1 New York Plaza
New York, NY 10004

TRUSTEES
Paul C. Nagel, Jr., Chairman
Ashok N. Bakhru
Marcia L. Beck
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Marcia L. Beck, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

GOLDMAN SACHS
Investment Adviser, Administrator,
Distributor and Transfer Agent

GST/AR/1095(RET)


The Goldman Sachs
Fixed Income
Portfolios

-------------------------

Annual Report
October 31, 1995


Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


Goldman
Sachs

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